SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ICF INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ICF INTERNATIONAL, INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2009

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2009

WHEN AND WHERE IS THE STOCKHOLDER MEETING?

The 2009 Annual Meeting of Stockholders of ICF International, Inc. will be held at 10:00 a.m., local time, on Thursday, June 4, 2009, at the offices of ICF International, Inc., located at 9300 Lee Highway, Fairfax, Virginia, 22031. If you require directions to attend the meeting and vote in person contact ICF International, Inc. Stockholder Services by calling 703-934-3720.

WHAT IS BEING VOTED ON AT THE STOCKHOLDER MEETING?

•	The election of three directors;

•	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009;

•	Consider such other business as may properly come before the meeting or any adjournment thereof.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

The Board of Directors recommends that stockholders vote FOR all of the nominees for Director and FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following documents can be viewed at: www.ViewMaterial.com/icfi

•	Proxy Statement

•	Annual Report

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 21, 2009 to facilitate timely delivery.

You may request a paper or e-mail copy of the proxy materials by following the instructions below. You will be asked to provide your 11-digit control number located by the arrow in the box below.

1.	Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided, or

2.	Access the website www.SendMaterial.com and follow the instructions provided, or

3.	Send us an e-mail at papercopy@SendMaterial.com with your control number in the Subject line. Unless you instruct us otherwise, we will reply to your e-mail with a copy of the proxy materials in PDF format for this meeting only.

HOW DO I VOTE?

See the instructions at the bottom right hand of this page.

To vote your ICF International, Inc. shares, you can attend the Annual Meeting of Stockholders and vote in person or you can:
	Step 1:	Go to www.ViewMaterial.com/icfi
	Step 2:	Click on the icon to vote your shares.
	Step 3:	Enter the 11-digit control number located by the arrow in the box above.
	Step 4:	Follow the simple instructions to record your vote.
You will be able to vote until 6:00 a.m. EDT on June 4, 2009.